EXHIBIT 99.1

AIMCO Broadcast Center Hillcreste Palazzo at Park La Brea Villas at Park La Brea 2004 Los Angeles Property Tour Apartment Investment and Management Company

Greater Los Angeles Area

Los Angeles Tour Properties PROPERTY (MAP #) ADDRESS Hillcreste (1) Broadcast Center (2) The Palazzo at Park La Brea (3) The Palazzo East (4) Villas at Park La Brea (5) 1420 Ambassador Street 7660 Beverly Boulevard 6220 West Third Street 348 South Hauser 5555 West Sixth Street

ACQUISITION STRATEGY ECONOMIC STATISTICS UPSIDE Improve overall quality of Aimco portfolio Upside opportunity Located in a long-term core market Below market pricing Los Angeles MSA annual rent growth forecast 3.1% 2004-2008 (REIS) Employment growth of 2.1% expected for 2004 (Economy.com) Median home price in Park La Brea area is $780,000 Apartment Vacancy has remained in the 2.0% - 4.0% range since 1997 Near-term rent growth Continued increase in single family home prices Stable employment growth - large, diverse economy Long-term population growth above the national average Los Angeles Properties

PROPERTY DESCRIPTION Hillcreste Los Angeles, CA AMENITIES The Hillcreste is centrally located between Century City and Beverly Hills. It is situated off Pico, between the Avenue of the Stars and Roxbury Drive. It is directly across from the Fox Television Studios. The property backs up to the Hillcreste Country Club and many of the apartments offer golf course views. The fully gated property, with a 24-hour manned gatehouse, ranks among the more prestigious properties in Los Angeles. The Hillcreste is a 15-year old, three story apartment community. The property consists of spacious floor plans, a rarity in Los Angeles, and offers one bedroom one bath, two bedroom two bath apartments, and one bedroom plus loft with 18' ceilings. The apartments feature contemporary finishes, high ceilings, walk-in closets, washer/dryer connections, individual monitored alarm, fireplaces, wet bars, and over sized patios or balconies. Business center Dry cleaning service Concierge service Porter service Subterranean parking Two swimming pools / three spas State-of-the-art fitness center with sauna 24-hour gate attendant GENERAL 315 units 100% Owned Built in 1989 Purchased as part of the Casden Acquisition in March 2002 Average Rent: 1 Bedroom $1879 - $2600; 2 Bedroom $2409 - $3254 Average Square Footage: 1 Bedroom 885sf - 1007sf; 2 Bed 1207sf - 1358sf September physical occupancy 99.4% NEED PHOTOS

Hillcreste

Broadcast Center Los Angeles, CA PROPERTY DESCRIPTION AMENITIES Broadcast Center is located just east of Beverly Hills at the corner of Beverly Blvd. and Fairfax. This property is adjacent to the CBS Television Studios and is only one block from The Grove shopping center and the historic Farmer's Market. The property is also located within one mile of Beverly Center and Cedars Sinai Hospital. Broadcast Center is located one block from The Palazzo at Park La Brea and Palazzo East. Broadcast Center is a 14-year old, four story apartment community above retail and parking. This community consists of one bedroom one bath, two bedroom two bath, and one and two bedroom plus loft apartments with 18' ceilings. The apartments feature fireplaces, oversized patios or balconies with storage, individually monitored access alarm systems, vaulted ceilings, wood parquet entries, formal dining areas, walk-in closets, and vertical blinds. Swimming pool / spa Dry sauna Two story clubhouse with media room and separate game room Subterranean parking Laundry facilities Gourmet health food store Fitness Center Tropical landscaping GENERAL 279 units 100% owned Built in 1990 Purchased as part of the Casden Acquisition in March 2002 Average Rent: 1 Bedroom $1565 - $1965; 2 Bedroom $1879 - $2659 Average Square Footage: 1 Bedroom 672sf - 847sf; 2 Bedroom 991sf - 1226sf September physical occupancy 97.8% NEED PHOTOS

Broadcast Center Los Angeles, CA

Broadcast Center

Palazzo at Park La Brea Los Angeles, CA PROPERTY DESCRIPTION AMENITIES The Palazzo is centrally located in the Mid-Wilshire District, steps from The Grove shopping center and the historic Farmer's Market; and one block from Aimco's Broadcast Center. The second of three development properties acquired under the terms of the Casden Properties merger, Palazzo added 521 luxury apartments to Aimco's Class A Los Angeles portfolio. Aimco purchased the newly constructed community in January 2004, for $163 Million. Units offer vaulted ceilings, washer/dryer connections, spacious balconies or patios, fireplaces, and high-end fixtures throughout. A luxurious pool, on-site concierge, valet parking, and full-service spa offering personal training, massage, and beauty treatments to residents. 24-hour manned gate Valet Parking Full service spa / fitness club Swimming pool Dedicated Concierge Beautifully landscaped courtyards Steps to upscale shopping and entertainment Easy access to downtown or Beverly Hills GENERAL 521 units 100% owned Built in 2003 Purchased in January 2004 for $163 Million Average rent 1 bedroom $1999 - $2545; 2 Bedroom $2600 - $3500; Town homes $3045 - $5900 Average square footage 1 Bedroom 710sf - 810sf; 2 Bedroom 1150sf - 1250sf; Town homes 1100sf - 2075sf September physical occupancy 84.6% NEED PHOTOS

Palazzo at Park La Brea Los Angeles, CA The Grove Palazzo The Grove Palazzo

Palazzo at Park La Brea Los Angeles, CA

The Palazzo at Park La Brea

The Palazzo East Los Angeles, CA PROPERTY DESCRIPTION AMENITIES The Palazzo East is Los Angeles' newest resort apartment and town home community. In the heart of Los Angeles, steps away from the Grove, Farmer's Market, and Museum District; and minutes from Beverly Hills, Century City, and Hollywood, the Palazzo East offers luxurious one-, two-, and three-bedroom apartments and townhouses with amenities second to none. Residents are pampered with resort-style amenities including a full-service concierge, a world-class health spa, a state-of-the-art fitness center with personal trainers, a pool and sundeck, and a fully-equipped business center. The rental homes offer spectacular views, spacious terraces, gourmet kitchens, romantic fireplaces; with ceilings as high as 18 feet. 24-hour manned gate Valet Parking Full service spa / fitness club Swimming pool Dedicated Concierge Beautifully landscaped courtyards Steps to upscale shopping and entertainment Easy access to downtown or Beverly Hills GENERAL 610 units To be acquired early 2005 Built in 2003 Average Rent: 1 bedroom $2145 - $2645; 2 Bedroom $2795 - $3600; Town homes $3095 - $5900 Average Square Footage: 1 Bedroom 720sf - 810sf; 2 Bedroom 1150sf - 1250sf; Town homes 1100sf - 2075sf NEED PHOTOS

Palazzo East Los Angeles, CA

The Palazzo East

Villas at Park La Brea Los Angeles, CA PROPERTY DESCRIPTION AMENITIES The Villas at Park La Brea is centrally located just east of Beverly Hills on 6th Street, between Fairfax and La Brea. The property was acquired for $55.5 Million in December 2002 under the terms of the acquisition of Casden Properties, and is located within one mile of the Beverly Center and Cedars Sinai Hospital. It is a four story Mediterranean style apartment community with mid-rise apartments. The property has one bedroom one bath, two bedroom two bath, and one and two bedroom plus loft with 18' ceiling apartments which are contemporary in design. The apartments feature gourmet kitchens with oak cabinets, built-in microwaves, gas ranges, elegant gas fireplaces, spacious private terraces, and large walk-in closets. Fully gated community 24-hour security State-of-the-art fitness center Grand clubhouse lounge with oversized fireplace Plasma screen TV media room Private conference room Business center Dry cleaning service Picnic area Swimming pool / spa Exquisite landscaping GENERAL 250 units 100% Owned Built in 2001 Purchased in December 2002 for $55.5 Million Average Rent 1 Bedroom $1799 - $2279; 2 Bedroom $2289 - $3118 Average Square Footage: 1 Bedroom 665sf - 840sf; 2 Bedroom 1032sf - 1297sf September physical occupancy 96.8% NEED PHOTOS

Villas at Park La Brea Los Angeles, CA

The Villas at Park La Brea

Park La Brea Aerial View The Park La Brea area of Los Angeles presents a prime location for Class A apartment properties. The area is distinguished by high-end retail and entertainment, in close proximity to landmarks such as The Farmer's Market and Rodeo Drive and well situated between major corporations. The aerial photo above depicts Broadcast Center Palazzo at Park La Brea Palazzo East Villas at Park La Brea. Within walking distance, residents have easy access to The Grove Shopping Center, an upscale retail lifestyle center The Farmer's Market, a famous LA landmark for over 70 years Pan Pacific Park, one of the city's largest outdoor recreation venues. CBS Studios 1 2 C A D B

The Grove Shopping Center The Farmer's Market Local Economy The Grove is a newly developed lifestyle center, featuring stores such as Nordstrom's, Barnes & Noble, The Apple Store, Crate And Barrel, and L'Occitane. The Grove also features a state-of-the-art movie theater with stadium seating, and a selection of restaurants featuring cuisine from around the world. The Farmer's Market has been one of LA's most famous landmarks for over 70 years. An ever-popular destination for shopping, dining and entertainment, it is home to merchants trading in fresh meats and produce, candy and memorabilia; and to restaurants and bars. L.A.'s West Side has a diverse and robust economy. Major employers include CBS, Fox, Sony, and MGM Studios, Cedars Sinai Hospital, Citigroup, Merrill Lynch, and Smith Barney. The median price of single family homes sold in September in the Park La Brea area was $780,000. Park La Brea - Location Target Resident Demographics Target residents range in age from 36 to 46 years old, and have incomes between $71,000 and $155,000+. These professionals include people in the Entertainment, Medical, Finance, Management, and Legal fields. Nearby Communities Beverly Hills: Beverly Hills is world-famous for its shopping, dining, and celebrity sightseeing Century City: Century City is home to some of Los Angeles' biggest companies and finest hotels; as well as an expansive selection of shopping and dining.

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements, including statements regarding future results. These statements are subject to certain risks and uncertainties, including but not limited to Aimco's ability to maintain and improve occupancy, maintain and increase rental rates, lease-up redevelopment and acquisition properties and generate fee income as projected. Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond Aimco's control. These factors are described in Aimco's filings with the Securities and Exchange Commission, including Aimco's Annual Report on Form 10-K . These forward-looking statements reflect management's judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances.